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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


     We, the undersigned directors of the Registrant, hereby severally constitute and appoint Rick Green our true and lawful attorney and agent, to do any and all things in our names in the capacities indicated below which said person may deem necessary or advisable to enable the Registrant to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the annual report on Form 10-K for the year ended December 31, 1999, including specifically, but not limited to, power and authority to sign for us in our names in the capacities indicated below the annual report and any amendments thereto; and we hereby approve, ratify, and confirm all that said person shall do or cause to be done by virtue thereof.


/s/ Jim Berry                                February 24, 2000
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Jim Berry, Director


/s/ Joyce P. Berry                           February 24, 2000
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Joyce P. Berry, Director


/s/ Thomas D. Berry                          February 24, 2000
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Thomas D. Berry, Director


/s/ Joe Berry Cannon                         February 24, 2000
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Joe Berry Cannon, Director


/s/ J. Berry Harrison                        February 24, 2000
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J. Berry Harrison, Director


/s/ Erd M. Johnson                           February 24, 2000
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Erd M. Johnson, Director


/s/ Betty B. Kerns                           February 24, 2000
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Betty B. Kerns, Director


/s/ David P. Lambert                         February 24, 2000
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David P. Lambert, Director


/s/ Alfred L. Litchenburg                    February 24, 2000
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Alfred L. Litchenburg, Director


/s/ Linford R. Pitts                         February 24, 2000
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Linford R. Pitts, Director


/s/ Robert B. Rodgers                        February 24, 2000
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Robert B. Rodgers, Director


/s/ Russell W. Teubner                       February 24, 2000
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Russell W. Teubner, Director


/s/ Stanley R. White                         February 24, 2000
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Stanley R. White, Director